                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 3, 2004
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                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     002-98748-D                43-2033337
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

          622 Third Avenue, 33rd Floor, New York, New York            10017
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             (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As of November 3, 2004 (the "Closing Date"), we entered into a Series A
Unit Purchase Agreement (the "Purchase Agreement") with certain lenders of ours
(collectively, the "Investors"), pursuant to which an aggregate of $1.75 million of loans (the "Loans") were converted into 350 units of our securities (the
"Units"), at a purchase price of $5,000 per Unit (the "Original Purchase
Price"). Each Unit consisted of: (i) one (1) share of our Series A Convertible
Preferred Stock (the "Preferred Stock"); (ii) 5,000 Class A Warrants; (iii)
5,000 Class B Warrants; and (iii) 5,000 Class C Warrants (the Class A Warrants,
Class B Warrants and Class C Warrants are hereinafter sometimes referred to collectively as the "Warrants"). Accrued and unpaid interest on the Loans will be paid to the Investors in cash, with the exception of interest due to one of the Investors, which has been integrated into the amount of the Loans.

     In accordance with the Certificate of Designation of Series A Convertible
Preferred Stock we filed on July 30, 2004 (the "Certificate of Designation"), the holders of the Preferred Stock (the "Holders") have certain preferential dividend and liquidation rights. In addition, the Preferred Stock is redeemable:
(i) at the election of any Holder after thirteen (13) months following the
Closing Date, subject to the Holder's option to have us redeem the Preferred
Stock from the proceeds of any offering of our securities resulting in gross proceeds of $5 million or more (a "Qualified Offering"), at a purchase price equal to the Original Purchase Price, plus any accrued and unpaid dividends; or
(ii) at our election after sixteen (16) months following the Closing Date, at a purchase price equal to 130% of the Original Purchase Price, plus any accrued and unpaid dividends. Also, each of the 350 shares of Preferred Stock outstanding immediately after this transaction is convertible into such number of shares of our common stock ("Common Stock") as is determined by dividing
$5,000, by $0.51. Assuming the conversion of 100% of the shares of Preferred
Stock, we will have 3,431,373 additional shares of Common Stock outstanding.

     Each of the 1,750,000 Class A Warrants we issued in connection with this transaction have a term of one (1) year from the effective date of a registration statement (the "Registration Statement") to be filed by us to register the shares of Common Stock underlying the shares of Preferred Stock and the Warrants (collectively, the "Underlying Shares"), and an exercise price of
$0.38. Each of the 1,750,000 Class B Warrants we issued in connection with this transaction have a term of three (3) years from the date of issuance, and an exercise price of $0.68. Each of the 1,750,000 Class C Warrants we issued in connection with this transaction have a term of five years from the date of issuance, and an exercise price of $0.93. Assuming the exercise of 100% of the
Warrants, we will have 5,250,000 additional shares of Common Stock outstanding.

     As of the Closing Date, we entered into a Registration Rights Agreement with the Investors, pursuant to which we have agreed to register all of the
Underlying Shares.

     As of the Closing Date, we entered into a Security Agreement with the
Investors, pursuant to which granted the Investors a security interest in certain property of ours to secure the prompt payment, performance and discharge in full of all of our obligations (the "Obligations") under the Purchase
Agreement and the Certificate of Designation. The Obligations are further secured by: (i) a security interest in the assets of our subsidiaries; and (ii)
a pledge of shares of our Common Stock beneficially owned by certain of our principal stockholders. As of the Closing Date, the Investors entered into an
Intercreditor Agreement to provide that their security interests in the collateral discussed above are in the same priority position.

     As of the Closing Date, we entered into a Cash Collateral Escrow Agreement with the Investors, pursuant to which we have agreed that, concurrently with the closing of any Qualified Offering, we will establish a non-interest bearing escrow account (the "Escrow Account") containing $1.15 for each $1.00 of Preferred Stock (the "Cash Collateral"), to satisfy the Obligations. Further, we agreed to maintain the Escrow Account until either: (i) the Purchase
Agreement has been terminated; (ii) the Preferred Stock has been redeemed in full; (iii) the Cash Collateral has been disbursed in full to the Investors;
(iv) the Preferred Stock has been converted in full by the Holders; or (v)
eighteen (18) months following the effectiveness of the Registration Statement.

     As of the Closing Date, we entered into a Lock-Up Agreement with an agent for the Investors (the "Agent"), pursuant to which we agreed that, without the prior written consent of the Agent, and for a period ending on the later of: (i)
the redemption of the Preferred Stock; or (ii) the date all shares of Preferred
Stock are either redeemed or converted, we will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of our securities, or any securities convertible into or exercisable or exchangeable for any of our securities; or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of our securities, including, but not limited to, any security convertible into or exercisable or exchangeable for any securities of ours. Notwithstanding the foregoing, ninety
(90) days following the effectiveness of the Registration Statement, the officers, directors and the holders of five (5%) percent or more of our Common
Stock shall be entitled to sell a maximum of ten (10%) percent of their respective holdings per month.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     As of November 3, 2004, we entered into the Purchase Agreement with the
Investors, pursuant to which the Investors purchased the Units, as further set forth in Item 1.01 above. We believe that this transaction is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section
4(2), or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

         Exhibits
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            4.1   Certificate of Designation of Series A Convertible Preferred
                  Stock(1)

            4.2   Form of Class A Warrant(2)

            4.3   Form of Class B Warrant(2)

            4.4   Form of Class C Warrant(2)

           10.1   Series A Unit Purchase Agreement(2)

           10.2   Registration Rights Agreement(2)

           10.3   Security Agreement(2)

           10.4   Cash Collateral Escrow Agreement(2)

           10.5   Lock-Up Agreement(2)

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(1)  Incorporated by reference from our Quarterly Report on Form 10-QSB, for the six-month period ended June 30, 2004

(2)  Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       VSUS TECHNOLOGIES INCORPORATED

Date: November 8, 2004                 By: /s/ Amiram Ofir
      ------------------------            --------------------------------------
                                               Amiram Ofir
                                               Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Exhibit Title
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   4.1         Certificate of Designation of Series A Convertible Preferred
               Stock(1)

   4.2         Form of Class A Warrant(2)

   4.3         Form of Class  B Warrant(2)

   4.4         Form of Class C Warrant(2)

  10.1         Series A Unit Purchase Agreement(2)

  10.2         Registration Rights Agreement(2)

  10.3         Security Agreement(2)

  10.4         Cash Collateral Escrow Agreement(2)

  10.5         Lock-Up Agreement(2)

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(1)  Incorporated by reference from our Quarterly Report on Form 10-QSB, for the six-month period ended June 30, 2004

(2)  Filed herewith